PRE 14A 1 RAPHAEL INDUSTRIES LTD PRE 14A
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant                          (X)
Filed by a Party other than the Registrant                                                                          (   )

Check the appropriate box:
(X)	Preliminary Proxy Statement
( )	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
( )	Definitive Proxy Statement
( )	Definitive Additional Materials
( )	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

RAPHAEL INDUSTRIES LTD.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
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1)	Title of each class of securities to which transaction applies:
2)	Aggregate number of securities to which transaction applies:
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5)	Total fee paid:

( )	Fee paid previously with preliminary materials.
( )
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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RAPHAEL INDUSTRIES LTD.
5190 Neil Road, Reno, Nevada

November 5, 2010

Dear Shareholder:

You are cordially invited to attend a special meeting of shareholders of Raphael Industries Ltd., which will be held on 30th of November, 2010, at 10:00 a.m. Pacific Standard Time at 5190 Neil Road, Suite 430, Reno, NV 89502.

Details of the business to be conducted at the special meeting are given in the attached Notice of Special Meeting of Shareholders and Proxy Statement.

Whether or not you attend the special meeting it is important that your shares be represented and voted at the meeting. Therefore, I urge you to sign, date, and promptly return the enclosed proxy. If you decide to attend the special meeting and vote in person, you will of course have that opportunity.

I would like to express my appreciation for your continued interest in the affairs of the Company.

                                                           Sincerely,

RONALD HUGHES
                                                          Ronald Hughes
                                                          Chief Executive Officer and President

RAPHAEL INDUSTRIES LTD.
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
November 30, 2010

To the Shareholders:

Notice is Hereby Given that the special Meeting of the holders of shares of Common Stock of Raphael Industries Ltd. (the "Common Stock") will be held at 5190 Neil Road, Suite 430, Reno, NV 89502 on November 30th, 2010 at 10:00 a.m., Pacific Standard Time, for the following purposes:

1.           To Amend the Articles of Incorporation to approve the name change to: Sino American Oil Company.;

Only shareholders of record at the close of business on November 1, 2010 are entitled to notice of, and to vote at, this meeting.

BY ORDER OF THE BOARD OF DIRECTORS

RONALD HUGHES

Ronald Hughes,
Chief Executive Officer and President
November 5, 2010

IMPORTANT
Whether or not you expect to attend in person, we urge you to sign, date, and return the enclosed Proxy at your earliest convenience. This will ensure the presence of a quorum at the meeting. PROMPTLY SIGNING, DATING, AND RETURNING THE PROXY WILL SAVE THE COMPANY THE EXPENSE AND EXTRA WORK OF ADDITIONAL SOLICITATION. Sending in your Proxy will not prevent you from voting your stock at the meeting if you desire to do so, as your Proxy is revocable at your option.

RAPHAEL INDUSTRIES LTD.
5190 Neil Road, Reno Nevada, USA

                                                                                                                                                                                                                                                                                       November 5, 2010

PROXY STATEMENT FOR SPECIAL MEETING
OF SHAREHOLDERS
TO BE HELD NOVEMBER 30, 2010

NO PERSONS HAVE BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROXY STATEMENT IN CONNECTION WITH THE SOLICITATION OF PROXIES MADE HEREBY, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY RAPHAEL INDUSTRIES LTD. ASSOCIATES OR ANY OTHER PERSON.

THE SPECIAL MEETING

GENERAL

This Proxy Statement, which was first mailed to shareholders on or about November 5, 2010, is furnished in connection with the solicitation of proxies by the Board of Directors of Raphael Industries Ltd. (the "Company"), to be voted at the special meeting of the shareholders of the Company (the “special Meeting”), which will be held at 10:00 a.m. Pacific Standard Time on November 30, 2010, at 5190 Neil Road, Suite 430, Reno, NV 89502 for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. Shareholders who execute proxies retain the right to revoke them at any time prior to the exercise of the powers conferred thereby, by delivering a signed statement to the Secretary of the Company at or prior to the special meeting or by executing another proxy dated as of a later date. The cost of solicitation of proxies is to be born by the Company.

RECORD DATE AND SHARES ENTITLED TO VOTE

The close of business on November 1, 2010 has been fixed as the record date (the “Record Date”) for the determination of the stockholders entitled to notice of and to vote at the Special Meeting. Only holders of record as of the Record Date of shares of our common stock, $0.0001 par value per share (“Common Stock”) are entitled to notice of and to vote at the Special Meeting. Each share of Common Stock entitles the holder thereof to one vote per share on each matter presented to the stockholders for approval at the Special Meeting. On November 1, 2010, there were an aggregate of 29,021,000 shares of Common Stock outstanding and entitled to vote, held by approximately 80 shareholders.

PROXY SOLICITATION

In addition to the solicitation of proxies by the board of directors through use of the mails, proxies may also be solicited by the Company and its directors, officers and employees (who will receive no additional compensation therefore) by telephone, telegram, facsimile transmission or other electronic communication, and/or by personal interview. The Company will reimburse banks, brokerage houses, custodians and other fiduciaries that hold shares of common stock in their name or custody, or in the name of nominees for others, for their out-of-pocket expenses incurred in forwarding copies of the proxy materials to those persons for whom they hold such shares. The Company will bear the costs of the special meeting and of soliciting proxies therefore, including the cost of printing and mailing this proxy statement and related materials. The Company has spent approximately $5,000 in legal and other expenses in the preparation of this proxy statement and other expenses connected with the solicitation of security holders. It is anticipated that the Company will spend an additional $1,000 in solicitation of security holders before the meeting is held.

Any questions or requests for assistance regarding the Company’s proxies and related materials may be directed in writing to the Chief Executive Officer, Ronald Hughes, 5190 Neil Road, Suite 430, Reno NV 89502 Phone 1-866-261-8853.

VOTES REQUIRED

The affirmative vote of the holders of a majority of the shares of Common Stock outstanding on the Record Date is required for the approval of the amendment of the Company's Articles of Incorporation to change the name of the Company to Sino American Oil Company.

Stockholders may vote in favor of or against the proposal, or they may abstain. Abstentions will be counted for purposes of determining the presence or absence of a quorum and will have the same effect as a vote against the proposals listed in this paragraph.

Shares held in “street name” by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter will not be voted in favor of such matter and will not be counted as shares voting on such matter. Accordingly, broker non-votes, if any, will be counted for the purposes of determining the presence or absence of a quorum, but will have no effect on the election of directors or the approval of the other matters voted upon at the Meeting.

VOTING OF PROXIES

All Proxies will be voted in accordance with the instructions of the stockholder. If no choice is specified, the Proxies will be voted FOR the election of all the nominees to serve as our directors and FOR the approval of all of the other proposals set forth in the accompanying Notice of Meeting and on the proxy card. In the discretion of the Proxy holders, the Proxies will also be voted for or against such other matters as may properly come before the special Meeting. Management is not aware of any other matters to be presented for action at the special Meeting.

Execution of a Proxy by a stockholder will not affect such stockholder’s right to attend the special Meeting and to vote in person. Any stockholder who executes a Proxy has a right to revoke it at any time before it is voted by: (a) advising the Company in writing of such revocation; (b) executing a later-dated Proxy which is presented to us at or prior to the special Meeting; or (c) appearing at the special Meeting and voting in person. Attendance at the Meeting will not itself be deemed to revoke a Proxy unless the stockholder gives affirmative notice at the Meeting that the stockholder intends to revoke the proxy and vote in person.

DISSENTERS’ RIGHT OF APPRAISAL

There are no rights of appraisal or similar rights of dissenters with respect to any of the scheduled matters to be acted upon at the special Meeting.

QUORUM

The presence, in person or by proxy duly authorized, of five per cent of all the shares outstanding, represented by shareholders of record, will constitute a quorum of that voting group for action on that matter. Shares of Common stock present in person or represented by proxy (including shares which abstain or do not vote with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum exists at the special Meeting.

NAME CHANGE

CHANGE OF CORPORATE NAME TO SINO AMERICAN OIL COMPANY

On October 15th, 2010, the Company entered into a non-binding letter of intent to farm-in to certain oil and gas permits in Queensland Australia. The terms of the letter of intent is confidential until a binding agreement is executed by the parties and will terminate in 45 days unless a definitive agreement has been executed.  At the present time, our management has not signed a binding joint venture agreement or acquired any other business. Given the expertise of current management and on the basis of the existing non-binding agreement, management considers it in the best interests of the Company to change the name of the Company to Sino American Oil Company to reflect the current focus of the Company. The full text of the amendment if approved as proposed will be substantially in the form attached hereto as Appendix A.

EFFECTIVENESS OF AMENDMENT

If the amendment is approved by the Company’s shareholders, such Certificate of Amendment will become effective upon its filing by the Company with the Secretary of the State of Nevada, which is expected to be accomplished as soon as practicable after shareholder approval is obtained.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE AMENDMENT. PROXIES SOLICITED BY RAPHAEL INDUSTRIES LTD. WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY IN THEIR PROXIES A CONTRARY CHOICE.

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our shares of common stock at November 1, 2010 by (i) each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock, (ii) each of our directors, (iii) our executive officers, and (iv) by all directors and executive officers as a group. Each person named in the table, has sole voting and investment power with respect to all shares shown as beneficially owned by such person.

Title of class	Name and address of beneficial owner	Amount of beneficial ownership	Percent of class
Common	Ronald Hughes 347 Evergreen Way Point Roberts, WA	10,200,000	35.0%
Total of all directors and executive officers		10,200,000	35.0%

The percent of class is based on 29,021,000 shares of common stock issued and outstanding as of November 1, 2010. As used in this table, "beneficial ownership" means the sole or shared power to vote, or to direct the voting of, a security, or the sole or shared investment power with respect to a security (i.e., the power to dispose of, or to direct the disposition of, a security). In addition, for purposes of this table, a person is deemed, as of any date, to have "beneficial ownership" of any security that such person has the right to acquire within 60 days after such date.

 Forward-Looking Statements

This proxy statement includes statements that are not historical facts. These statements are “forward-looking statements” and are based, among other things, on the Company’s current plans and expectations relating to expectations of anticipated growth in the future and future success under various circumstances. As such, these forward-looking statements involve uncertainty and risk.

Other factors and assumptions not identified above could also cause the actual results to differ materially from those set forth in any forward-looking statement. The Company does not undertake any obligation to update the forward-looking statements contained in this proxy statement to reflect actual results, changes in assumptions, or changes in other factors affecting these forward-looking statements.

WHERE YOU CAN FIND MORE INFORMATION

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended. The Company files reports, proxy statements and other information with the SEC. You may read and copy these reports, proxy statements and other information at the SEC’s Public Reference Section at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet website, located at www.sec.gov, that contains reports, proxy statements and other information regarding companies and individuals that file electronically with the SEC.

By Order of the Board of Directors

RONALD HUGHES
Ronald Hughes
Chief Executive Officer,
Chief Financial Officer and Director

SPECIAL MEETING OF STOCKHOLDERS OF
RAPHAEL INDUSTRIES LTD.
NOVEMBER 30, 2010

Please date, sign and mail your
proxy card in the envelope provided as soon as possible

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE FOR ALL OF THE PROPOSALS.
Please Mark Your Vote In Blue Or Black As Shown Here x

1.  CHANGE OF CORPORATE NAME TO 'SINO AMERICAN OIL COMPANY'.

FOR	AGAINST

PLEASE MARK, SIGN AND DATE THIS PROXY CARD AND PROMPTLY RETURN IT IN THE ENVELOPE PROVIDED. NO POSTAGE NECESSARY IF MAILED WITHIN THE UNITED STATES.

____________________________                                                                                            _____________________________
(SIGNATURE)                                                                                                               (SIGNATURE, IF HELD JOINTLY)

Dated:_____________________, 2010

NOTE:
Please sign exactly as your name appears hereon and mail it promptly even though you may plan to attend the meeting. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in the partnership name by authorized person.

Exhibit A

CERTIFICATE OF AMENDMENT TO ARTICLES OF INCORPORATION

FOR NEVADA PROFIT CORPORATION

(PURSUANT TO NRS 78,385 AND 78,390 - AFTER ISSUANCE OF STOCK)

1. Name of Incorporation: "RAPHAEL INDUSTRIES LTD."

2. The Articles of Incorporation have been amended as follows:

ARTICLE I OF THE ARTICLES OF INCORPORATION OF THE CORPORATION SHALL BE AMENDED TO READ IN FULL AS FOLLOWS:

"1"

The name of the corporation is SINO AMERICAN OIL COMPANY

3. THE VOTE BY WHICH SHAREHOLDERS HOLDING SHARES IN THE CORPORATION ENTITLING THEM TO EXERCISE AT LEAST A MAJORITY OF THE VOTING POWER, OR SUCH GREATER PROPORTION OF THE VOTING POWER AS MAY BE REQUIRED IN THE CASE OF A VOTE BY CLASSES OR SERIES, OR AS MAY BE REQUIRED BY THE PROVISIONS OF THE ARTICLES OF INCORPORATION HAVE VOTED IN FAVOR OF THE AMENDMENT IS: [ ].

IN WITNESS WHEREOF, the undersigned corporation has caused this Certificate of Amendment to Articles of Incorporation to be signed by a duly authorized officer as of this _____ day of _____, 2010.

RAPHAEL INDUSTRIES LTD.

By: ______________________________________

Ronald Hughes, Chief Executive Officer